UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       DATE OF REPORT (Date of earliest event reported): December 14, 2004

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

          INDIANA                   0-17071                 35-1544218
(State or other jurisdiction (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)



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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (d) First Merchants Corporation (the "Corporation") previously reported on a Form 8-K, dated December 14, 2004, that Dr. Jo Ann M. Gora had been appointed to the Corporation's Board of Directors.

         On April 14, 2005, Dr. Gora was appointed to the Audit Committee of the Corporation's Board of Directors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE:  April 15, 2005.

                                                     FIRST MERCHANTS CORPORATION


                                                     By:  /s/ Larry R. Helms
                                                            Larry R. Helms,
                                                           Senior Vice President